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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 20, 2001


                           ABC FAMILY WORLDWIDE, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   333-12995               95-4596247
(State or Other Jurisdiction        (Commission           (IRS Employer
       of Incorporation)            File Number)          Identification No.)

                          500 South Buena Vista Street
                            Burbank, California 91521
                    (Address of Principal Executive Offices)

                                 (818) 560-1000
                         (Registrant's Telephone Number)

                               10960 Wilshire Blvd.
                           Los Angeles, California 90024
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On November 20, 2001, the Registrant commenced an offer to purchase (the "Change of Control Offer") all of its outstanding 9 1/4% Senior Notes due 2007 (the "Senior Notes") and 10 1/4% Senior Discount Notes due 2007 (the "Senior Discount Notes" and together with the Senior Notes, the "Notes") at a purchase price of 101% of the principal amount of the Notes at maturity, plus any accrued and unpaid interest accumulated thereon up to the expiration date of the Change of Control Offer.

         The acquisition by The Walt Disney Company ("Disney") on October 24, 2001 of all of the outstanding common stock of the Registrant constituted a "Change of Control" as defined

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in the indentures (the "Indentures") governing the Notes. Upon a Change of
Control, the Registrant is required under each of the Indentures to make the Change of Control Offer. The Change of Control Offer is subject to the terms and conditions set forth in the Registrant's Change of Control Notice, Offer to Purchase and Solicitation of Consents dated November 20, 2001 (the "Offer and Solicitation Documents"). The Change of Control Offer is scheduled to expire at 5:00 p.m., New York City time, on December 19, 2001, unless extended.

         The Registrant is also soliciting (the "Solicitation") consents (the "Consents") with respect to the adoption of a proposed amendment to each of the Indentures (each a "Proposed Amendment" and together, the "Proposed Amendments"). The Proposed Amendments would amend the Registrant's reporting requirements pursuant to Section 10.18 of each of the Indentures, to allow the Registrant to provide certain financial information and reports of Disney rather than the Registrant. Upon receipt of valid Consents to the Proposed Amendments from holders holding at least a majority in principal amount at maturity of the Senior Notes and Senior Discount Notes outstanding, and subject to the terms and conditions set forth in the Offer and Solicitation Documents, the Registrant is offering to pay holders providing Consents an amount in cash equal to (i) $1.25 per $1,000 principal amount of the Senior Notes and (ii) $1.25 per $1,000 principal amount of the Senior Discount Notes originally payable at final maturity, as to which such Consents are validly delivered on or prior to 5:00 p.m., New York City time, December 5, 2001, unless extended.

         The depositary and paying agent for the Change of Control Offer and the Solicitation is The Bank of New York.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements.  None.

    (b)  Pro Forma Financial Information.  None.

    (c)  Exhibits.  None.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 20, 2001                     ABC FAMILY WORLDWIDE, INC.


                                      By: /s/ DAVID K. THOMPSON
                                          --------------------------------------
                                          Vice President and Assistant Secretary